                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K/A
                                Amendment No. 1
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  January 21, 1997




                           HMT TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)



      Delaware                  0-27586                   94-3084354
(State of jurisdiction)    (Commission File No.)         (IRS Employer
                                                       Identification No.)



                                1055 Page Avenue
                               Fremont, CA 94538
             (Address of principal executive offices and zip code)



      Registrant's telephone number, including area code:  (510) 490-3100

         This Current Report on Form 8-K, dated January 21, 1997, initially filed with the Commission on February 6, 1997, is hereby amended to include
Item 9 in its entirety as follows:

Item 9.  Sales of Equity Securities Pursuant to Regulation S

--------------------------------------------------------------------------------

(a) On January 21, 1997, HMT Technology Corporation (the "Company") sold by a private placement $200,000,000 aggregate principal amount of its 5-3/4% Convertible Subordinated Notes due 2004 (the "Notes"), of which $8,900,000 aggregate principal amount of the Notes (the "Reg. S Notes") were sold in reliance upon Regulation S under the Securities Act of 1933, as amended (the "Act"). A Form of the Reg. S Note is included as Exhibit 4.6 to this Current Report on Form 8-K (the "Form 8-K"). The Notes, including the Reg. S Notes, are governed by an Indenture which is included as Exhibit 4.8 to this Form 8-K.

(b) Salomon Brothers Inc, Alex. Brown & Sons Incorporated, Hambrecht & Quist LLC and Robertson, Stephens & Company LLC were the initial purchasers of the Notes from the Company, and entered into a Purchase Agreement with the Company (included as Exhibit 4.10 to this Form 8-K), pursuant to which the Notes, including the Reg. S Notes, were sold to investors.

(c) The total offering price of the Reg. S Notes was $8,900,000. Net proceeds to the Company resulting from the sale of the Reg. S Notes after a 3% discount for placement fees of $267,000, but before legal and other expenses, were $8,633,000.

(d) The offering of the Reg. S Notes was made in reliance on Regulation S promulgated under the Act, based on the fact that the Company is a reporting issuer pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the offer and sale of the Reg. S Notes was made in offshore transactions to non-U.S. persons (as defined in Regulation S), and no direct selling efforts with respect to the Reg. S Notes were made in the United States by the Company, a distributor, any of their respective affiliates, or any person acting on behalf of the foregoing.

(e) The Notes are convertible into shares of common stock of the Company (the "Common Stock") at a conversion price of $23.75 per share, subject to adjustment in certain events as described below, and have a seven-year term.

         The conversion price is subject to adjustment upon the occurrence of certain events, including: (i) the issuance of shares of Common Stock as a dividend or distribution on the Common Stock; (ii) the subdivision or combination of the outstanding Common Stock (iii) the issuance to substantially all holders of Common Stock of rights or warrants to subscribe for or purchase Common Stock (or securities convertible into Common Stock) at a price per share less than the then current market price per share, as defined; (iv) the distribution of shares of capital stock of the Company (other than Common Stock),




                                       1.

         evidences of indebtedness or other assets (excluding dividends in cash, except as described in clause (v) below) to all holders of Common Stock; (v) the distribution, by dividend or otherwise, of cash to all holders of Common Stock in an aggregate amount that, together with the aggregate of any other distributions of cash that did not trigger a conversion price adjustment to all holders of its Common Stock within the 12 months preceding the date fixed for determining the stockholders entitled to such distribution and all Excess Payments (as defined below) in respect of each tender offer or other negotiated transaction by the Company or any of its subsidiaries for Common Stock, concluded within the preceding 12 months not triggering a conversion price adjustment, exceeds 15% of the product of the current market price per share (determined as set forth below) on the date fixed for the determination of stockholders entitled to receive such distribution times the number of shares of Common Stock outstanding on such date; (vi) payment of an Excess Payment in respect of a tender offer or other negotiated transaction by the Company or any of its subsidiaries for Common Stock, if the aggregate amount of such Excess Payment, together with the aggregate amount of cash distributions made within the preceding 12 months not triggering a conversion price adjustment and all Excess Payments in respect of each tender offer or other negotiated transaction by the Company or any of its subsidiaries for Common Stock concluded within the preceding 12 months not triggering a conversion price adjustment, exceeds 15% of the product of the current market price per share (determined as set forth below) on the expiration of such tender offer times the number of shares of Common Stock outstanding on such date; and (vii) the distribution to substantially all holders of Common Stock of rights or warrants to subscribe for securities (other than those securities referred to in clause (iii) above). In the event of a distribution to substantially all holders of Common Stock of rights to subscribe for additional shares of the Company's capital stock (other than those securities referred to in clause (iii) above), the Company may, instead of making any adjustment in the conversion price, make proper provision so that each holder of a Note who converts such Note after the record date for such distribution and prior to the expiration or redemption of such rights shall be entitled to receive upon such conversion in addition to shares of Common Stock, an appropriate number of such rights. No adjustment of the conversion price will be made until cumulative adjustments amount to one percent or more of the conversion price as last adjusted.

         The Indenture provides that, if the Company implements a stockholder rights plan, such rights plan must provide that upon conversion of the Notes the holders will receive, in addition to the Common Stock issuable upon such conversion, such rights (whether or not such rights have separated from the Common Stock at the time of such conversion).

         If the Company reclassifies or changes its outstanding Common Stock, or consolidates with or merges into any person or transfers or leases all or substantially all its assets, or is a party to a merger that reclassifies or changes its outstanding Common Stock, the Notes will become convertible into the kind and amount of securities, cash or other assets which the holders of the Notes would have owned immediately after the transaction if the holders had converted the Notes immediately before the effective date of the transaction.





                                       2.

         The Indenture also provides that if rights, warrants or options expire unexercised the conversion price shall be readjusted to take into account the actual number of such warrants, rights or options which were exercised.

         In the Indenture, the "current market price" per share of Common Stock on any date is deemed to be the average of the daily market prices for the shorter of (i) 30 consecutive business days ending on the last full trading day on the exchange or market referred to in determining such daily market prices prior to the time of determination or (ii) the period commencing on the date next succeeding the first public announcement of the issuance of such rights or warrants or such distribution through such last full trading day prior to the time of determination.

         "Excess Payment" means the excess of (A) the aggregate of the cash and fair market value of other consideration paid by the Company or any of its subsidiaries with respect to the shares acquired in the tender offer or other negotiated transaction over (B) the market value of such acquired shares after giving effect to the completion of the tender offer or other negotiated transaction.

         The Company from time to time may to the extent permitted by law reduce the conversion price by any amount for any period of at least 20 days, in which case the Company will give at least 15 days' notice of such reduction, if the board of directors has made a determination that such reduction would be in the best interests of the Company which determination shall be conclusive. The Company may, at its option, make such reductions in the conversion price, in addition to those set forth above, as the board of directors deems advisable to avoid or diminish any income tax to holders of Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

         The preceding is qualified in its entirety by reference to the Indenture, which is incorporated herein by reference and a copy of which is included as Exhibit 4.8 to this Report on Form 8-K.





                                       3.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       HMT Technology Corporation



Dated:  March 11, 1997                 By:   /s/ Peter S. Norris
                                          ----------------------------
                                          Peter S. Norris
                                          Chief Financial Officer





                                       4.